                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

                          Date of Report: May 1, 2001

                               XTRA Corporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

Delaware                              1-7654                   06-0954158
--------------------------------------------------------------------------------
State of incorporation                (Commission             (IRS Employer
of organization                       File Number)          Identification No.)


200 Nyala Farms Road, Westport, CT                               06880
--------------------------------------------------------------------------------
(Address of principal executive offices)                        Zip Code


Registrant's telephone number including area code:  (203) 221-1005
--------------------------------------------------------------------------------

________________________________________________________________________________
         (Former name or former address, if changed since last report)

Item 5 - Other Events:
----------------------


On April 26, 2001, XTRA Corporation issued a press release disclosing certain financial information for the second fiscal quarter ended March 31, 2001, which financial information is contained herein on pages 3-5.

                       XTRA CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED INCOME STATEMENTS
           (Millions of dollars, except per share and share amounts)
                                  (Unaudited)

                                                               Three Months Ended               Six Months Ended
                                                                    March 31,                        March 31,
                                                           ---------------------------    ----------------------------
                                                               2001          2000             2001           2000
                                                           ------------   ------------    -------------   ------------
Revenues                                                         $  105         $  115           $  228         $  242

Operating expenses
     Depreciation on rental equipment                                37             38               75             75
     Rental equipment lease financing expense                         2              2                5              4
     Rental equipment operating expenses                             27             27               54             55
     Selling and administrative expense                              12             11               25             23
                                                           ------------   ------------    -------------   ------------
                                                                     78             78              159            157
                                                           ------------   ------------    -------------   ------------

          Operating income                                           27             37               69             85

Interest expense                                                     14             15               28             29
Foreign exchange (gain)/loss                                          1              -                1              -
                                                           ------------   ------------    -------------   ------------

   Income before provision
   for income taxes and unusual item                                 12             22               40             56

Unusual item: income related to acquisition break-up fee              -              -                2              -
                                                           ------------   ------------    -------------   ------------

          Pretax income                                              12             22               42             56

Provision for income taxes                                            4              9               16             22
                                                           ------------   ------------    -------------   ------------

Net income                                                       $    8         $   13           $   26         $   34
                                                           ============   ============    =============   ============


Basic earnings per common share                                  $ 0.67         $ 1.12           $ 2.24         $ 2.74
Weighted average basic shares outstanding (in millions)            11.3           12.0             11.5           12.3

Diluted earnings per share                                       $ 0.67         $ 1.12           $ 2.23         $ 2.74
Weighted average diluted shares outstanding (in millions)          11.4           12.0             11.5           12.3

                       XTRA CORPORATION AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Millions of dollars)

                                                                        March 31,
                                                                          2001                     September 30,
                                                                       (Unaudited)                     2000
                                                                     -------------                ----------------
Assets

   Property and Equipment, net                                             $ 1,375                         $ 1,432

   Receivables, net                                                            102                             116

   Other Assets                                                                 17                              18
                                                                     -------------                ----------------

        Total Assets                                                       $ 1,494                         $ 1,566
                                                                     =============                ================

Liabilities and Stockholders' Equity

Liabilities

   Debt                                                                    $   719                         $   788

   Deferred Income Taxes                                                       365                             350

   Other Liabilities                                                            63                              67

Stockholders' Equity                                                           347                             361
                                                                     -------------                ----------------

        Total Liabilities & Stockholders' Equity                           $ 1,494                         $ 1,566
                                                                     =============                ================


Net Debt Outstanding                                                       $   718                         $   786
                                                                     =============                ================

                       XTRA CORPORATION AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Millions of dollars)
                                  (Unaudited)

                                                                                              Six Months
                                                                                            Ended March 31,
                                                                                  --------------------------------
                                                                                       2001               2000
                                                                                  -------------       ------------

Cash Provided from Operations (1)                                                         $ 153              $ 160


Cash Used for Investment Activities (2)                                                     (46)               (88)


Cash Used for Financing Activities                                                          (39)               (30)
                                                                                  -------------       ------------

Decrease in Net Debt Outstanding
    (Debt - Cash)                                                                         $  68              $  42
                                                                                  =============       ============

(1) The six months ended March 31, 2000 includes $10 million of sale proceeds from equipment purchased in the prior fiscal year and refinanced as a part of a $34 million, 10-year operating lease agreement entered into during the first quarter of fiscal 2000.


(2) The six months ended March 31, 2000 excludes $24 million of equipment financed under the 10-year off-balance sheet operating lease.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                XTRA CORPORATION
                                      ------------------------------------
                                                 (Registrant)


Date:        May 1, 2001                   /s/ Stephanie L. Johnson
      -----------------------         ------------------------------------
                                               Stephanie L. Johnson
                                               Vice President and
                                               Treasurer


Date:        May 1, 2001                      /s/ Thomas G. Schaefer
      -----------------------         ------------------------------------
                                                  Thomas G. Schaefer
                                                  Vice President and
                                                  Controller